Exhibit 99.1

FS/KKR Announces Shareholder Approval of Mergers of Non-Traded BDCs

Combined company to be renamed FS KKR Capital Corp. II

PHILADELPHIA and NEW YORK – November 22, 2019 – FS/KKR Advisor, LLC (FS/KKR), a partnership between FS Investments and KKR Credit Advisors (US) LLC, today announced that the shareholders of each of four business development companies under its advisement – FS Investment Corporation II (FSIC II), FS Investment Corporation III (FSIC III), FS Investment Corporation IV (FSIC IV) and Corporate Capital Trust II (CCT II) (together, the BDCs) – have voted to approve all necessary proposals related to the mergers of FSIC III, FSIC IV and CCT II with and into FSIC II. The mergers will create the second largest business development company, with approximately $9 billion in assets on a pro forma basis as of September 30, 2019.

Subject to the satisfaction of certain other closing conditions, FS/KKR currently expects the mergers to close on or around December 18, 2019.

“We appreciate the support we have received from our shareholders, as this is an important step in maximizing value for them,” said Michael Forman, Chairman and CEO of FS Investments. “We continue to believe this combination will enhance portfolio diversification, reduce operating expenses and add further flexibility to the capital structure, all of which we expect will drive value.”

Upon closing of the mergers, shareholders of FSIC III, FSIC IV and CCT II will receive a number of FSIC II shares with a net asset value (NAV) equal to the NAV of the shares they hold in each respective BDC being merged with FSIC II, with NAV determined shortly before closing. At that time, FSIC II will be renamed FS KKR Capital Corp. II (FSK II). The common equity of FSK II is currently expected to be listed on the New York Stock Exchange in the first half of 2020, subject to final board approval and market conditions.

Shareholders of FSIC II, FSIC III, FSIC IV and CCT II will be paid their regular distribution, as well as any remaining undistributed net investment income and capital gains in the case of FSIC III, FSIC IV and CCT II, on or around December 18, 2019. This will be an all cash distribution that is not eligible for reinvestment as FSIC II, FSIC III, FSIC IV and CCT II’s distribution reinvestment plans have been suspended for December in preparation for the closing of the mergers. Post-merger, FSK II intends to pay distributions on a quarterly basis, with the first distribution payment expected to be declared in March 2020 and paid in early April 2020.

Following the closing of the mergers and prior to public listing of its common equity, FSK II intends to issue 5.50% perpetual preferred equity, representing approximately 20% of FSK II’s NAV, pro rata to all holders of FSK II common equity, subject to final board approval.

About FS/KKR Advisor, LLC

FS/KKR is a partnership between FS Investments and KKR Credit that serves as the investment adviser to business development companies with approximately $17 billion in assets under management as of September 30, 2019. The business development companies managed by FS/KKR include FS KKR Capital Corp., FSIC II, FSIC III, FSIC IV and CCT II.

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth, and focuses on setting industry standards for investor protection, education and transparency. FS Investments is headquartered in Philadelphia, PA with offices in New York, NY, Orlando, FL and Washington, DC. Visit www.fsinvestments.com to learn more.

KKR Credit is a subsidiary of KKR & Co. Inc., a leading global investment firm that manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR portfolio companies. KKR invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

Contact Information

Institutional Investors

Robert Paun

robert.paun@fsinvestments.com

917-338-5074

Financial Advisors and Retail Investors

877-628-8575

Media (FS Investments)

Mollie Applegate

media@fsinvestments.com

215-220-6116

Media (KKR)

Kristi Huller or Cara Kleiman Major

media@kkr.com

212-750-8300

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the BDCs. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a BDC’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a BDC’s operating area, failure to consummate the business combination transaction involving the BDCs, uncertainties as to the timing of the consummation of the business combination transaction involving the BDCs, unexpected costs, charges or expenses resulting from the business combination transaction involving the BDCs, failure to realize the anticipated benefits of the business combination transaction involving the BDCs, failure to consummate the recapitalization transaction and failure to list the common stock of the combined entity on a national securities exchange. Some of these factors are enumerated in the filings the BDCs made with the Securities and Exchange Commission (the SEC) and are also contained in the Prospectus. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the BDCs undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to a proposed business combination involving the BDCs. In connection therewith, the BDCs have filed relevant materials with the SEC, including a registration statement on Form N-14 (File No. 333-232556) filed with the SEC on August 8, 2019, which includes a joint proxy statement of the BDCs and a prospectus of FSIC II (the “Prospectus”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS OF THE BDCS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BDCS AND THE BUSINESS COMBINATION TRANSACTION INVOLVING THE BDCS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, or from FSIC II’s website, CCT II’s website, FSIC III’s website or FSIC IV’s website, each at www.fsinvestments.com.